UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) 08/13/03

FLORIDA PUBLIC UTILITIES COMPANY
(Exact Name of Registrant as Specified in Charter)

Florida	0-1055	59-0539080
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

401 South Dixie Highway, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 832-2461

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.

Description of Exhibit

99.1

Press release regarding the operating results for the quarter ended June 30, 2003.

99.2

Press release regarding a filing with the Florida Public Service Commission requesting an electric rate increase.

Item 12.  Results of Operations and Financial Condition

The information in this current report is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On August 13, 2003, Florida Public Utilities Company issued a press release reporting its results of operations for the second quarter period ended June 30, 2003 (the "Press Release").  A copy of the Press Release is attached hereto as Exhibit 99.1.

On August 18, 2003, Florida Public Utilities Company issued a press release reporting a filing with the Florida Public Service Commission for an electric rate increase. A copy of the Press Release is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA PUBLIC UTILITIES COMPANY

(Registrant)

By  /s/ George M Bachman

George M Bachman

Chief Financial Officer and Treasurer

Date: August 19, 2003

Exhibit Index

Exhibit No.

Description of Exhibit

99.1

Press release regarding the operating results for the quarter ended June 30, 2003.

99.2

Press release regarding a filing with the Florida Public Service Commission requesting an electric rate increase.